                                                                    EXHIBIT 99.1

                  Oceaneering Announces First Quarter Earnings

May 6, 2003- Houston, Texas - Oceaneering International, Inc. (NYSE:OII) today reported first quarter earnings for the quarter ended March 31, 2003. On revenues of $140.7 million, Oceaneering generated net income of $6.0 million, or $0.25 per common share. On a comparable basis for the first quarter of 2002, Oceaneering reported revenues of $138.8 million and net income of $8.4 million, or $0.35 per common share.

Due to the acquisition of OIS International Inspection plc (OISI) during the quarter and the resulting increased presence in the Inspection & NDT business, Oceaneering has divided its former Other Services business segment into two segments: Subsea Projects and Inspection & NDT commencing this quarter. Historical financial information reflecting new segments is included in the attached tables, by quarter, for 2001 and 2002.

                               Summary of Results
                  For the Periods Ended March 31, 2003 and 2002
                    (in thousands, except per share amounts)

                                               Three months ended March 31,

                                                2003                   2002
                                                ----                   ----
Revenues                                      $140,669               $138,849
Gross Margin                                   $24,163                $26,010
Income from Operations                         $11,457                $15,100
Net Income                                      $6,035                 $8,364

Diluted Earnings Per Share                       $0.25                  $0.35

Weighted Average Number of Diluted Shares       24,500                 24,219


The decline in net income was attributable to a lower profit contribution from Oceaneering's oil and gas-related business activities, reflecting industry market conditions.

John Huff, Chairman and Chief Executive Officer, stated, "Results for the quarter slightly exceeded the Street's expectation and were on the high end of our forecast. This was very encouraging considering the challenging market conditions for oilfield services and products. We are pleased with the fact we continued to have a profit contribution from all of our oilfield business segment operations, even in the perplexing environment of high commodity prices and reduced activity levels.

                                    - more -

"Revenue and gross margin for our Inspection & NDT business grew significantly as the result of our acquisition of OISI early in the quarter. The decline in revenue and gross margin from the rest of our oilfield service and product segments came as no surprise for reasons relating to industry market conditions, which are widely known: Remotely Operated Vehicles (ROV) - weak demand for drill support services on floating offshore rigs rated to drill in less than 3,000 feet of water; Subsea Products - umbilical order delays, although backlog did increase to $31 million at quarter's end; Subsea Projects - Gulf of Mexico subsea project timing issues and an expectation of a reduced 2003 contribution from our diving operations - utilization of our two Ocean Intervention vessels was 51% compared to 91% for the first quarter last year; and Mobile Offshore Production Systems - the lower Ocean Legend dayrate that went into effect last May. Subsea Projects gross margin was positively impacted by $1.9 million of expense estimate changes. Cost contingencies were determined to not be necessary due to a favorable completion of an installation project and the settlement of a personal injury claim.

"Advanced Technologies segment financial results improved due to higher margin contracts and operating efficiencies. Furthermore, we benefited from a lower level of Unallocated Expenses that are related to our incentive and deferred compensation plans; a lower Oceaneering stock price results in less restricted stock expense.

"During the quarter we continued to have strong cash flow. Our capital expenditures were $38 million, of which $27 million was spent on the OISI acquisition. In addition to our internal growth and acquisitions, we repurchased 505,000 shares of Oceaneering common stock. Our cash balance at quarter's end was $40 million. We remain committed to use our financial strength to make accretive investments, which will expand and augment our existing operations, as well as to continue share repurchases as conditions warrant.

"Our 2003 EPS outlook remains $1.40 to $1.60, as we believe the demand for our ROV, Subsea Products, and Subsea Projects business offerings is escalating. We are projecting earnings per share in the range of $0.33 to $0.37 for the second quarter.

"Looking further ahead, our preliminary assessment of achieving EPS growth of 15% to 25% in 2004 is unchanged. This is based on our expectations of improving market demand for our services and products, driven by increased floating drilling rig use and subsea completion activity; incremental earnings contribution from additional asset investments; and possible future share repurchases."

Statements in this press release that express a belief, expectation or intention, as well as those that are not historical fact, are forward looking. The forward-looking statements in this press release include the statements concerning Oceaneering's intentions with respect to the use of its financial strength, its projected earnings for 2003, its assessment of EPS growth in 2004, and its expectations concerning improving market demand, incremental earnings contribution from additional asset investments, and possible future share repurchases. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on current information and expectations of Oceaneering that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are: industry conditions, prices of crude oil and natural gas, Oceaneering's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. These and other risks are more fully described in Oceaneering's periodic filings with the Securities and Exchange Commission.

Oceaneering is an advanced applied technology company that provides engineered services and hardware to Customers who operate in marine, space, and other harsh environments. Oceaneering's services and products are marketed worldwide to oil and gas companies, government agencies, and firms in the telecommunications, aerospace, and marine engineering and construction industries.

For further information, please contact Jack Jurkoshek, Manager Investor Relations, Oceaneering International, Inc., 11911 FM 529, Houston, Texas 77041; Telephone 713-329-4670; Fax 713-329-4653; www.oceaneering.com. A live webcast of the Company's earnings release conference call, scheduled for May 7, 2003 at 10:00 am central time, can be heard at www.companyboardroom.com (enter ticker
OII).

PR 849
                         - Tables follow on next page-

                OCEANEERING INTERNATIONAL, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                ($ in thousands)

                                                                                    March 31,              Dec. 31,
                                                                                      2003                   2002
                                                                                      ----                   ----
                                                                                   (unaudited)

ASSETS
     Current Assets (including cash and cash equivalents of
     $39,813 and $66,201)                                                           $235,672               $233,070
     Net Property and Equipment                                                      325,763                322,390
     Other Assets                                                                     40,250                 34,888
                                                                                    --------               --------
        TOTAL ASSETS                                                                $601,685               $590,348
                                                                                    ========               ========
LIABILITIES AND SHAREHOLDERS' EQUITY
     Current Liabilities                                                            $132,377               $116,031
     Long-Term Debt                                                                  111,600                112,800
     Other Long-Term Liabilities                                                      48,777                 47,652
     Shareholders' Equity                                                            308,931                313,865
                                                                                    --------               --------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                  $601,685               $590,348
                                                                                    ========               ========

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   ($ in thousands, except per share amounts)
                                   (unaudited)

                                                                                          Three Months Ended
                                                                                               March 31,
                                                                                      ---------------------------
                                                                                      2003                   2002
                                                                                      ----                   ----

Revenues                                                                             $140,669               $138,849
Cost of Services and Products                                                         116,506                112,839
                                                                                     --------               --------
       Gross Margin                                                                    24,163                 26,010
Selling, General and Administrative Expenses                                           12,706                 10,910
                                                                                     --------               --------
       Income from Operations                                                          11,457                 15,100
Interest Income                                                                           164                     69
Interest Expense                                                                       (1,920)                (2,327)
Equity Earnings (Losses) of Unconsolidated Affiliates                                    (136)                   363
Other Expense, Net                                                                       (280)                  (342)
                                                                                     --------               --------
       Income before Income Taxes                                                       9,285                 12,863
Provision for Income Taxes                                                             (3,250)                (4,499)
                                                                                     --------               --------
       Net Income                                                                    $  6,035               $  8,364
                                                                                     ========               ========
Diluted Earnings per Common Share                                                       $0.25                  $0.35
Weighted Average Number of Common Shares
  and  Equivalents                                                                     24,500                 24,219

The Condensed Consolidated Balance Sheets and Consolidated Statements of Income
     should be read in conjunction with the Company's latest Annual Report, Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

                         SELECTED CASH FLOW INFORMATION
                                ($ in thousands)
                                   (unaudited)

                                                    Three Months Ended
                                                        March 31,
                                            ---------------------------------
                                               2003                   2002
                                               ----                   ----
Capital Expenditures                         $37,575                  $7,168
Depreciation and Amortization                $13,746                 $12,371


                               SEGMENT INFORMATION
                                ($ in thousands)
                                   (unaudited)

                                                                       Three Months Ended
                                                     -----------------------------------------------------
                                                     March 31,             March 31,              Dec. 31,
                                                       2003                  2002                   2002
                                                     ---------             ---------              --------
OFFSHORE OIL AND GAS
     Remotely Operated Vehicles
                                       Revenues        $35,064                $36,022                $37,800
                                   Gross Margin        $ 8,859                $ 9,625                $ 9,019
                                 Gross Margin %             25%                    27%                    24%
                                 Days Available         11,250                 11,250                 11,561
                                    Utilization             64%                    70%                    70%
     Subsea Products
                                       Revenues        $24,041                $32,559                $30,282
                                   Gross Margin        $ 3,588                $ 7,000                $ 7,268
                                 Gross Margin %             15%                    21%                    24%
     Subsea Projects
                                       Revenues        $12,534                $21,967                $18,697
                                   Gross Margin        $ 2,291                $ 4,647                $ 4,710
                                 Gross Margin %             18%                    21%                    25%
     Mobile Offshore Production
       Systems
                                       Revenues        $11,289                $12,227                $10,810
                                   Gross Margin        $ 4,601                $ 5,833                $ 4,651
                                 Gross Margin %             41%                    48%                    43%
     Inspection & NDT
                                       Revenues        $30,480                $ 9,176                $11,844
                                   Gross Margin        $ 3,150                $ 1,336                $ 1,428
                                 Gross Margin %             10%                    15%                    12%
ADVANCED TECHNOLOGIES
                                       Revenues        $27,261                $26,898                $27,028
                                   Gross Margin        $ 5,387                $ 4,467                $ 4,940
                                 Gross Margin %             20%                    17%                    18%

UNALLOCATED EXPENSES                                   $(3,713)               $(6,898)               $(5,527)

TOTAL
                                       Revenues       $140,669               $138,849               $136,461
                                   Gross Margin        $24,163                $26,010                $26,489
                                 Gross Margin %             17%                    19%                    19%

                               SEGMENT INFORMATION
                                      2002
                                ($ in thousands)

                                                               Three Months Ended (unaudited)
                                                        -----------------------------------------------  Year Ended
                                                        Mar. 31,    Jun. 30,      Sep. 30,     Dec. 31,    Dec. 31,
                                                        --------    --------      --------     --------  ----------
OFFSHORE OIL AND GAS
     Remotely Operated Vehicles
                                       Revenues         $36,022      $37,730      $38,067      $37,800     $149,619
                                   Gross Margin         $ 9,625      $10,846      $10,048      $ 9,019      $39,538
                                 Gross Margin %              27%          29%          26%          24%          26%
                                 Days Available          11,250       11,336       11,438       11,561       45,585
                                    Utilization              70%          70%          65%          70%          69%
     Subsea Products
                                       Revenues         $32,559      $36,461      $23,925      $30,282     $123,227
                                   Gross Margin         $ 7,000      $ 8,453      $ 6,699      $ 7,268      $29,420
                                 Gross Margin %              21%          23%          28%          24%          24%
     Subsea Projects
                                       Revenues         $21,967      $21,534      $16,511      $18,697      $78,709
                                   Gross Margin         $ 4,647      $ 4,319      $ 2,742      $ 4,710      $16,418
                                 Gross Margin %              21%          20%          17%          25%          21%
     Mobile Offshore Production
      Systems
                                       Revenues         $12,227      $12,474      $13,027      $10,810      $48,538
                                   Gross Margin         $ 5,833      $ 4,730      $ 5,966      $ 4,651      $21,180
                                 Gross Margin %              48%          38%          46%          43%          44%
     Inspection & NDT
                                       Revenues         $ 9,176      $10,881      $12,125      $11,844      $44,026
                                   Gross Margin         $ 1,336      $ 1,417      $ 1,432      $ 1,428      $ 5,613
                                 Gross Margin %              15%          13%          12%          12%          13%

ADVANCED TECHNOLOGIES
                                       Revenues         $26,898      $22,470      $26,952      $27,028     $103,348
                                   Gross Margin         $ 4,467      $ 4,233      $ 6,438      $ 4,940      $20,078
                                 Gross Margin %              17%          19%          24%          18%          19%

UNALLOCATED EXPENSES                                    $(6,898)     $(2,411)    $ (3,246)     $(5,527)    $(18,082)

TOTAL
                                       Revenues        $138,849     $141,550     $130,607     $136,461     $547,467
                                   Gross Margin         $26,010      $31,587      $30,079      $26,489     $114,165
                                 Gross Margin %              19%          22%          23%          19%          21%


                               SEGMENT INFORMATION
                                      2001
                                ($ in thousands)

                                                               Three Months Ended (unaudited)
                                                        -----------------------------------------------   Year Ended
                                                        Mar. 31,     Jun. 30,     Sep. 30,     Dec. 31,     Dec. 31,
                                                        --------     --------     --------     --------   -----------
OFFSHORE OIL AND GAS
     Remotely Operated Vehicles
                                       Revenues        $ 32,234     $ 40,584      $39,956      $41,155      $153,929
                                   Gross Margin        $ 10,672     $ 13,822      $12,205      $11,554       $48,253
                                 Gross Margin %              33%          34%          31%          28%           31%
                                 Days Available          10,703       11,156       11,442       11,500        44,801
                                    Utilization              71%          79%          79%          76%           76%
     Subsea Products
                                       Revenues        $ 22,095     $ 27,176      $40,333      $36,844      $126,448
                                   Gross Margin         $ 3,262       $  720      $ 7,885      $ 8,434       $20,301
                                 Gross Margin %              15%           3%          20%          23%           16%
     Subsea Projects
                                       Revenues         $14,146     $ 21,044      $18,904      $17,991       $72,085
                                   Gross Margin         $ 1,955      $ 4,320      $ 1,844      $ 2,793       $10,912
                                 Gross Margin %              14%          21%          10%          16%           15%
     Mobile Offshore Production
      Systems
                                       Revenues         $ 6,979     $ 11,130      $ 9,031      $12,014       $39,154
                                   Gross Margin         $ 2,036      $ 2,936      $ 4,258      $ 3,288       $12,518
                                 Gross Margin %              29%          26%          47%          27%           32%
     Inspection & NDT
                                       Revenues         $ 5,621      $ 6,678      $ 7,932      $ 9,934       $30,165
                                   Gross Margin          $  632      $ 1,205      $ 1,567      $ 1,186       $ 4,590
                                 Gross Margin %              11%          18%          20%          12%           15%

ADVANCED TECHNOLOGIES
                                       Revenues         $23,113      $25,593      $26,449      $27,724      $102,879
                                   Gross Margin         $ 4,620      $ 5,503      $ 5,363      $ 4,856       $20,342
                                 Gross Margin %              20%          22%          20%          18%           20%

UNALLOCATED EXPENSES                                    $(4,080)     $(3,658)     $(3,062)     $(5,785)     $(16,585)

TOTAL
                                       Revenues        $104,188     $132,205     $142,605     $145,662      $524,660
                                   Gross Margin         $19,097      $24,848      $30,060      $26,326      $100,331
                                 Gross Margin %              18%          19%          21%          18%           19%